UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 5, 2013

ADAMIS PHARMACEUTICALS CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11455 El Camino Real, Suite 310 Del Mar, CA		92130
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Issuance of 12% Convertible Debentures

On April 5, 2013, Adamis Pharmaceuticals Corporation (the “Company”) completed the closing of a private placement financing transaction (the “Transaction”) with two accredited investors (the “Investors”), pursuant to a Securities Purchase Agreement (the “Purchase Agreement”).   Pursuant to the Purchase Agreement, the Company issued 12% Convertible Debentures (the “Debentures” and together with the Purchase Agreement, the “Transaction Documents”) in the aggregate principal amount of $575,000, and received gross proceeds of $575,000, excluding transaction costs, fees and expenses.

Interest on the Debentures is payable in the amount of 12% of the principal amount, regardless of how long the Debentures remain outstanding.  Principal and interest is due and payable October 5, 2013, six months after the date of the Debentures.  The Debentures are convertible into shares of the Company’s common stock at any time at the discretion of the Investor at an initial conversion price per share of $0.50, subject to adjustment for stock splits, reverse stock splits, stock dividends and other similar transactions and subject to the terms of the Debentures.

The conversion price of the Debentures is subject to standard proportional adjustments for events such as stock splits, reverse stock splits, stock dividends, recapitalizations and other similar transactions.  The conversion price is also subject to full-ratchet anti-dilution protection providing that in the event that any shares of common stock, or options, warrants, rights or other securities convertible into or exercisable for common stock (“Common Stock Equivalents”), are issued, or Common Stock Equivalents are repriced, at an effective price per share less than the conversion price of the Debentures (and other than pursuant to stock splits, stock dividends, combinations, capital reorganizations and similar events resulting in a proportionate adjustment to the conversion price of the Debentures), the conversion price of the Debentures will be adjusted downward to equal the per share price of the securities issued in such transaction.  Certain issuances of common stock or Common Stock Equivalents are excluded and exempted, including:  (a) shares of common stock or options issued to employees, officers, directors or consultants of the Company pursuant to any stock or option plan or agreement approved by the Board of Directors; (b) securities issued upon the exercise or exchange of or conversion of any securities issued pursuant to the Transaction Documents or other securities, options, warrants, convertible securities or other rights to acquire, exercisable or exchangeable for or convertible into, shares of common stock, in each case that are issued and outstanding on the date of the Debentures, provided that such securities have not been amended since the date of the Debentures to increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities; (c) securities issued to an operating company or a university or other non-financial institution pursuant to acquisitions of companies, assets or intellectual property (or licensing of assets or intellectual property) or strategic transactions approved by a majority of the disinterested directors of the Company, and in which the Company receives benefits in addition to the investment of funds; and (d) securities issued or issuable in exchange for other than cash in connection with any other transaction that is not for the primary purpose of financing the Company’s business, but not including a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

The Company may redeem the Debentures, subject to prior notice to the Investors, by paying an amount equal to 120% of the principal and interest payable under the Debentures.  In addition, if the Company receives net proceeds in excess of $7.5 million from equity or debt financing transactions after the date of the Debentures, the Investors may elect to require the Company to repay the Debentures.

As long as the Debentures are outstanding, the Investors have a right of first refusal, exercisable for two business days after notice to the Investors, to purchase to purchase securities proposed to be offered and sold in the future by the Company in a transaction primarily for purposes of financing the operations or business of the Company.  Securities proposed to be offered in exempt transactions, as described above, are excluded from the right of first refusal.

The Transaction Documents include restrictions on the Company’s ability to engage in certain kinds of transactions while the Debentures are outstanding without the consent of the Investors, including without limitation (a) incurring, paying or repaying certain kinds of indebtedness (other than indebtedness outstanding on the date of the Debentures, incurred in the ordinary course of business, or incurred in connection with certain kinds of transactions); (b) other than certain permitted liens, creating or incurring any liens or encumbrances on the Company’s property or assets; (c) amending its charter documents (with certain exceptions) in any manner that materially and adversely affects the Investors’ rights; (d) repurchasing shares of common stock, or repurchasing or reacquiring shares of common stock (with certain exceptions); (e) paying cash dividends; (f) selling, leasing or otherwise disposing of any significant portion of the Company’s assets outside the ordinary course of business, unless the Company offers to prepay the full amount owed under the Debentures in connection with the closing of any such transaction; (g) lending money or making advances to any person (with certain exceptions); (h) entering into transactions with any affiliate of the Company (with certain exceptions) unless made on an arm’s length basis; or (i) selling all or substantially all of its assets outside of the ordinary course of business

Events of default under the Debentures include the following:  (a) failure to make payments required under the Debentures when due and payable within three business days after delivery of a notice of demand from the Investor; (b) the Company fails to timely issue shares upon conversion of the Debentures pursuant to the procedures described in the Transaction Documents and fails to cure the default within three business days after a notice of conversion is delivered; (c) the Company breaches any material covenant or other material term or condition contained in the Debentures, the Purchase Agreement or other agreements or instruments delivered in connection with the Transaction (collectively, the “collateral documents”) and the breach is not cured within 10 days after notice; (d) any representation or warranty of the Company made in the collateral documents is false or misleading in any material respect when made and the breach has or will have a material adverse effect on the rights of the Investors with respect to the Debentures; (e) commencement of bankruptcy, insolvency or certain similar proceedings or actions that remain undismissed or unresolved for 90 days, or the Company makes a general assignment for the benefit of creditors or takes certain similar actions; (f) the Company defaults in any of its obligations under the Debentures or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Company or any subsidiary of the Company in an amount exceeding $25,000, and such default results in such indebtedness becoming or being declared due and payable before the date on which it would otherwise become due and payable, in each of the above instances where such default would have a material adverse effect on the Company’s ability to pay the Debentures on their maturity date; (g) the Company fails to maintain the listing of the Common Stock on the OTC Bulletin Board or other stock exchange or trading market; (h) the Company fails in any material respect to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with regard to the filing of Form 10-Qs and 10-Ks or the Company ceases to be subject to the reporting requirements of the Exchange Act; (i) any dissolution, liquidation, or winding up of the Company or any substantial portion of its business; (j) any cessation by the Company of substantially all of its operations, provided, however, that any disclosure of the Company’s ability to continue as a “going concern” is not an admission that the Company cannot pay its debts as they become due or of a cessation of operations; (k) the Company fails to maintain any material assets which would have a material adverse effect on the Company’s ability conduct its overall business (whether now or in the future); (l) if the Company replaces its transfer agent, the Company fails to provide to the successor transfer agent similar instructions as were provided to the transfer agent in connection with the issuance of the Debentures concerning issuance of shares on conversion of the Debentures; (m) a breach or default by the Company of any covenant or other term or condition contained in any of the collateral documents, after the passage of all applicable notice and cure or grace periods, which shall also, at the option of the Investor, be considered a default under the Debentures and the other collateral documents, in which event the Investor shall be entitled (but not required) to apply all rights and remedies of the Investor under the terms of the Debenture and the collateral documents by reason of a default under the collateral documents.

If an event of default occurs, the conversion price of the Debentures will be reduced to be the “Variable Conversion Price,” defined as 65% of the lowest traded price of the common stock as quoted by Bloomberg L.P. for the 15 trading days immediately preceding the date on which the Investor converts the Debenture.

In addition, upon the occurrence and during the continuation of any event of default, the Debentures become immediately due and payable and the Company is obligated to pay to the Investors an amount equal to the sum of the then outstanding principal amount of the Debentures plus unpaid interest, plus default interest at a rate of 18% per annum on outstanding amounts owed.  If the Company fails to pay these amounts within five business days of written notice that such amount is due and payable, then the Investors have the right at any time, so long as the Company remains in default, to require the Company to immediately issue, in lieu of such default amount, the number of shares of Common Stock equal to the default amount divided by the conversion price then in effect.

If the Company fails to timely deliver shares of common stock upon an Investor’s conversion of a Debenture, the Company is obligated to pay to the Investor, for each $1,000 of shares of common stock issuable upon such conversion, $10 per trading day (increasing to $20 per trading day five trading days after such damages have begun to accrue) for each trading day after such shares were to be issued, until such certificate is delivered.  The Investor has the option to treat such additional amounts as additional principal under the Debenture.  In addition, if at any time while the Debentures are outstanding, the Company materially restates any financial statements filed by the Company with the SEC for any date or period from two years prior to the date of the Debentures and until the Debentures are no longer outstanding, and if the result of such restatement would, by comparison to the unrestated financial statement, have constituted a material adverse effect on the rights of the Investors with respect to the Debentures or the Purchase Agreement, then the conversion price will be adjusted to be the Variable Conversion Price.

The Company also agreed under the Purchase Agreement to indemnify the Investors and certain persons affiliated with or related to the Investors, for losses or expenses arising out of or resulting from any claim brought by a third party against any such persons arising out of or relating to any breach of any of the representations, warranties, agreements and covenants made by the Company in the Purchase Agreement or the collateral documents or any action instituted by a stockholder of the Company with respect to any of the transactions contemplated by the Transaction Documents.

Pursuant to the terms of the Purchase Agreement, the Company agreed to use the net proceeds from the Transaction substantially for working capital purposes, including without limitation payment of salaries (subject to certain restrictions), payment of accounts payable liabilities and other purposes, and agreed not to use the net proceeds for the satisfaction of outstanding indebtedness other than payment of trade payables in the ordinary course of business, the redemption of any common stock, or the settlement of any outstanding litigation.

Aegis Capital Corp. acted as the placement agent (the “Placement Agent”) for the Transaction and received a fee equal to 9% of the aggregate gross proceeds raised in the Transaction.  The Company has also agreed to indemnify the Placement Agent and their affiliates, directors, officers, employees, shareholders and agents, against all expenses, losses, claims, actions, damages or liabilities, and the reasonable fees and expenses of counsel, arising out of or relating to the Transaction or the Placement Agent’s services relating to the Transaction.

The foregoing description of the Purchase Agreement and the Debentures does not purport to be complete and is qualified in its entirety by reference to the full text of each document, which are filed as Exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.   The securities were issued in a private placement under Section 4(2) of the Securities Act of 1933, as amended, and/or Rule 506 of Regulation D under the Securities Act.  Each investor represented that it was an accredited investor, as defined in Rule 501 of Regulation D, and that it was acquiring the securities for its own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement dated as of April 5, 2013.

10.2	Form of 12% Convertible Debenture dated April 5, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMIS PHARMACEUTICALS CORPORATION

Dated:	April 8, 2013	By:	/s/ Robert O. Hopkins
		Name:	Robert O. Hopkins
		Title:	Chief Financial Officer